SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 15, 2005





                            IMPERIAL PETROLEUM, INC.

             (Exact name of registrant as specified in its charter)




         NEVADA                 0-9923                         95-338601
------------------------------------------------------------------------
(State or other          (Commission File No.)          (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)




329 MAIN STREET, SUITE 801, EVANSVILLE, IN                          47708
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:    (812) - 867-1433

     ITEM 1. Changes in Control:

     None.

     ITEM 4. Changes in Registrant's Certifying Accountants:

     Weaver & Tidwell LLP has notified the Registrant that it has resigned as auditor effective as of August 15, 2005. Weaver & Tidwell LLP audited the Registrant's financial records for the year ended July 31, 2004 and issued an unqualified opinion in connection with the audit. The opinion issued by Weaver & Tidwell has not been qualified, modified as to audit certainty, audit scope or accounting principles or has included any disclaimer of opinion.

     Weaver & Tidwell notified the Audit Committee in connection with its audit as of July 31, 2004, that a material weakness existed in the Company's internal controls such that in its belief " the accounting personnel of the Company do not possess the necessary skills to achieve accurate financial reporting in accordance with U.S. generally accepted accounting principals nor the requirements of the Securities & Exchange Act of 1934 Rules 13a-14 and 15d-14." Furthermore, Weaver & Tidwell advised the Audit Committee that a reportable condition was also noted in the Company's internal controls in regards to segregation of duties and that the Company should take steps to segregate duties in the accounting function to assist in alleviating these control deficiencies. The Company's management accepted the comments and recommendations of Weaver & Tidwell without dispute and the Audit Committee has subsequently authorized the Company to seek and retain third party bookkeeping services with respect to its accounting functions. The Company has not yet retained those services in connection with its current audit. In discussions with its new auditors, Briscoe Burke & Grigsby LLP the Company has advised them that it intends to retain such services.

     During each of the Registrant's prior two fiscal years ending July 31, 2003 And July 31, 2002, the Registrant's previous auditors, Briscoe, Burke & Grigsby LLP issued unqualified opinions with an explanatory fourth paragraph pertaining to the Registrant's ability to continue as a going concern. None of these opinions issued by Briscoe, Burke & Grigsby LLP for the prior two fiscal years have been qualified, modified as to audit uncertainty, audit scope or accounting principles or have included any disclaimer of opinion. There are and have been no disagreements or disputes with the Registrant's prior auditors in regard to accounting principles, accounting procedures or similarly significant items during the registrant's prior two fiscal years or any interim periods.

     By approval of the Registrant's Board of Directors, Registrant has retained Briscoe, Burke & Grigsby LLP on August 18, 2005 to replace Weaver & Tidwell LLP as the Registrant's certified public accountants and to complete audits of the Registrant's financial accounts and records for the fiscal year ending July 31, 2005.

     ITEM 7.   Financial Statements and Exhibits:

     None.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Imperial Petroleum, Inc.



     By: ___________________
         Jeffrey T. Wilson
         President



      Dated:  August 19, 2005



Exhibit 16


August 18, 2005

Jeffrey T. Wilson
President
Imperial Petroleum, Inc.
329 Main Street, Suite 801
Evansville, IN 47708

Re: Form 8-K

Dear Sir:

In accordance with your request we have reviewed your proposed Form 8-K filing in regards to the resignation of Weaver & Tidwell LLP as the auditors for IMPERIAL PETROLEUM INC for the fiscal year ending July 31, 2005 and we agree with the statements made in the amended Form 8-K filing as they pertain to Weaver & Tidwell LLP and our prior services rendered as the Company's auditors.



Sincerely,

Weaver & Tidwell LLP

Managing Partner